Description of the Business	12 Months Ended
Dec. 31, 2025
Accounting Policies [Abstract]
Description of the Business
1. Description of the Business

Navigator Holdings Ltd. (the “Company”), the ultimate parent company of the Navigator Group of companies, is registered in the Republic of the Marshall Islands. The Company has a core business of owning and operating a fleet of liquefied gas carriers. As of December 31, 2025, the Company owned and operated 57 gas carriers (the “Vessels”) each having a cargo capacity of between 3,770 cbm and 38,000 cbm, of which 26 were ethylene and ethane-capable vessels.

Our Ethylene Export Terminal, owned by the Export Terminal Joint Venture, includes an ethylene cryogenic storage tank with a capacity of 30,000 tons, and has the capacity to export approximately 1.55 million tons of ethylene per year and load ethylene-capable gas carriers at rates of 1,000 tons per hour.